POWER OF ATTORNEY
Know all by these presents, that the undersigned hereby constitutes and appoints Michael Gravelle, Colleen Haley or Carol Nairn, signing singly, the undersigned?s true and lawful attorney in fact to:

(1)	execute for and on behalf of the undersigned,
 in the undersigned?s capacity as an officer and/or director of Cannae Holdings, Inc. (the ?Company?), a Form 3 (Initial Statement of Beneficial Ownership of Securities), Form 4 (Statement of Changes in
 Beneficial Ownership), and/or Form 5 (Annual
 Statement of Changes in Beneficial Ownership), in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

(2)	do and perform any and all acts for
 and on behalf of the undersigned which may be necessary or desirable to complete and execute such Form(s) and to timely file such Form(s) with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)	take any other action of any type
 whatsoever in connection with the foregoing which, in the opinion of such attorney in fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney in fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney in fact may approve in such attorney in fact?s discretion.

The undersigned hereby grants to such
 attorney in fact full power and
authority to do and perform any and
 every act and thing whatsoever

requisite, necessary, or proper
 to be done in the exercise of any
 of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney in fact, or such attorney
 in fact?s substitute or substitutes,
 shall lawfully do or cause to be done
 by virtue of this Power of Attorney
 and the rights and powers herein granted.
  The undersigned acknowledges that the
 foregoing attorney in fact, in serving
 in such capacity at the request of the
 undersigned, is not assuming, nor is the Company assuming, any of the undersigned?s responsibility to comply with Section 16 of the Securities Exchange Act of 1934.


This Power of Attorney shall remain in
 full force and effect until revoked by
 the undersigned in a signed writing
 delivered to the foregoing attorney
 in fact.
IN WITNESS WHEREOF,  the undersigned
 has caused this Power of Attorney
 to be executed as of this
 7th day of November, 2017.

	____________________________

		/s/ William P. Foley II